UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2018

LIBERTY LATIN AMERICA LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-38335	98-1386359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Clarendon House,
2 Church Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Office)

(303) 925-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 17, 2018, Liberty Latin America Ltd. (the “Company”) held its Annual General Meeting of Shareholders. At the Annual General Meeting, shareholders of the Company considered and acted upon four proposals:

1.
To elect Charles H.R. Bracken, Balan Nair, and Eric L. Zinterhofer as Class I members of the Company’s board of directors for a term expiring at the 2021 Annual General Meeting of Shareholders or their earlier resignation or removal.

2.
To appoint KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018, and to authorize the Company’s board of directors, acting by the audit committee, to determine the independent auditors remuneration (the “Auditors Appointment Proposal”).

3.
To approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s definitive proxy statement for the 2018 Annual General Meeting of Shareholders under the heading “Executive Officers and Directors Compensation” (the “Say-on-Pay Proposal”).

4.	To approve, on an advisory basis, the frequency at which future say-on-pay votes will be held (the “Say-on-Frequency Proposal”).

The vote results detailed below represent the final results as certified by the Inspector of Elections. The number of votes cast for (including the percentage of total votes cast), as well as the number of votes cast against, the number of abstentions and broker non-votes as to each such proposal, are set forth below.

Proposal 1 - Election of the Following Nominees to the Company’s Board of Directors:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

Charles H.R. Bracken	54,201,451 (99.47%)	281,760	9,626	4,591,408
Balan Nair	54,158,124 (99.39%)	328,821	5,892	4,591,408
Eric L. Zinterhofer	53,989,458 (99.08%)	493,348	10,031	4,591,408

Accordingly, the foregoing nominees were re-elected to the Company’s board of directors.

Proposal 2 - Approval of the Auditors Appointment Proposal:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

59,054,021 (99.95%)	24,850	5,374	—

Accordingly, the Auditor’s Appointment Proposal was approved.

Proposal 3 - Approval of the Say-on-Pay Proposal:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

53,874,044 (98.86%)	377,190	241,603	4,591,408

Accordingly, the Say-on-Pay Proposal was approved.

Proposal 4 - Approval of the Say-on-Frequency Proposal:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES

20,578,699	907,746	32,971,993 (60.51%)	34,399	4,591,408

Accordingly, the Company has decided that the frequency at which future say-on-pay votes will be held is every three years until the next required advisory vote on the frequency of the say-on-pay vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ JOHN M. WINTER
John M. Winter
Senior Vice President

Date: May 17, 2018